CBMG
Cellular Biomedicine Group
Nasdaq: ***CBMG***

A Leading
Biomedicine Innovator



CANCERS

DEGENERATIVE DISEASES

January 2017

Safe Harbor

Statements made in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include risks inherent in doing business, trends affecting the global economy, including the devaluation of the RMB by China in August 2015 and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

CBMG

CBMG Key Facts

Domicile	**Delaware**	
Stock Price; 52 Week Range *	$13.2	$22.24 / $10.44
Shares Outstanding **	14,251,246	
Daily Volume (50 day average; 52 Week Range)*	23,998	257,100 / 2,900
Market Capitalization	$188 million	
Debt	$0	
Cash**	$44 million	
Number of Employees	130	
Accounting Firm	BDO	

* January 3, 2017
** September 30, 2016

Investment Highlights

1. NASDAQ Global Market-listed China cell therapy company focused on immuno-oncology and degenerative diseases.

2. China is a very large market with at least 4x the population of U.S. with approximately 5M new cancer patients annually plus 57M Knee Osteoarthritis patients.

3. A leading biomedical innovator developing in-house proprietary CAR-T constructs and proprietary allogeneic stem cell therapies.

4. Cutting-edge R&D and GMP facilities (multiple sites) expanding capacity to produce CAR-T and Stem Cell therapies for up to 10,000 patients each annually.

5. Trading at lower valuation than peers given development progress, growth catalysts and addressable market size.

6. Seasoned management team with scientific, regulatory and financial expertise from AstraZeneca, Bristol-Myers Squibb, GlaxoSmithKline, AbbVie, Medimmune, etc.

CBMG

Critical Success Factors

CAR-T Therapies

- ✓ Launched CARD-1 (C-CAR011, CD19) clinical trial in DLBCL
- ✓ Launched CALL-1 (C-CAR011, CD19) clinical trial in Adult ALL

Adipose Stem Cell for Knee Osteoarthritis (KOA)

- ✓ Robust preclinical data package
- ✓ Successfully completed Phase IIb autologous trial
- ✓ Reported safe and promising mid-term Phase I allogeneic trial

International standard GMP Facilities

- ✓ 47,300 sq. ft. in three major Chinese cities; expand to 70,000 sq. ft. by end of 2017
  - ✓ Capable of treating up to 10,000 cancer patients per year (CAR-T)
  - ✓ Capable of treating up to 10,000 KOA patients per year (Stem Cell)

CBMG

C-CAR011 Phase I Clinical Trial Designs

CARD-1: Phase I Trial in Chemo-Refractory DLBCL

Key Eligibility Criteria:
- Refractory DLBCL
- According to Scholar-1 criteria
- ECOG 0-1

Primary Outcome Measures:
- Safety
  (DLT and TEAEs in 28 days)

Secondary Outcome Measures:
- ORR(CR+PR) in 12 weeks
- DCR in 12 weeks

Operational:
- Single Center
- Using 3+3 dose escalation design, enroll up to 18 patients
- **Complete by Q4 2017**

CALL-1: Phase I Trial in Relapsed/Refractory Adult ALL

Key Eligibility Criteria:
- Refractory and Relapsed Adult ALL
- ECOG 0-1

Primary Outcome Measures:
- Safety
  (DLT and TEAEs in 28 days)

Secondary Outcome Measures:
- ORR (CR+CRi) and MRD- in 8 weeks
- OS in 6 month

Operational:
- Single Center
- Using 3+3 dose escalation design, enroll up to 18 patients
- **Complete by Q4 2017**

CBMG

C-CAR011 Ongoing Clinical Trials


TRIAL
2016
2017
2018
2019
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
CARD-1 (DLBCL)
PHASE I
PHASE II
Last Patient In
Topline Data
CALL-1 (Adult ALL)
PHASE I
PHASE II
Last Patient In
Topline Data

Immuno-Oncology Pipeline Current Status

	TECHNOLOGY	INDICATION	PRE-CLINICAL	PHASE I	PHASE II
CAR-T	C-CAR011 (anti-CD19)	DLBCL			
		ALL			
	Anti-CD20 CAR	CLL & NHL			
	CD20-CD19 Bispecific CAR	CLL & NHL			
	BiCAR (undisclosed)	AML			
	PD-1 KO CAR (undisclosed)	Heme Malignancies			
		Solid Tumors			
	Anti-CD30 CAR	HL			
	Anti-CD22 CAR	Heme Malignancies			
	Anti-EGFR CAR	Multiple Solid Tumors			
GVAX Vaccine (CD40L)	Dendristim™ Combo	Advanced NSCLC			

ALL = acute lymphoblastic leukemia
CLL = chronic lymphocytic leukemia
KO = knockout
AML = acute myeloid leukemia
DLBCL = diffuse large b-cell lymphoma
NSCLC = lung adenocarcinoma
BiCAR = bispecific CAR
HL = Hodgkin lymphoma

CBMG

Stem Cell Therapy Pipeline Current Status

	TECHNOLOGY	INDICATION	PRE-CLINICAL	PHASE I	PHASE II	PHASE III
haMPC	ReJoin® (Autologous)	KOA				
	AlloJoin™ (Allogeneic)	KOA				
	Allogeneic	COPD				

- ReJoin® Phase IIb met primary and secondary end-points
  - Safe, and provide both symptom relief and cartilage regeneration
- AlloJoin™ Phase I interim data showed safe and tolerable
- Regulatory path for stem cells in China has been rolled out recently, requiring IND/NDA application like other drugs
  - ReJoin® China IND submission to CFDA, Q3 2017
  - AlloJoin™ China IND submission to CFDA, Q3 2017
  - AlloJoin™ US pre-IND meeting held 2016, IND submission to FDA 2017/18

haMPC = Human Adipose Derived Mesenchymal Progenitor Cells
KOA = Knee Osteoarthritis
COPD = Chronic Obstructive Pulmonary Disease

CBMG

Centralized and Automated Process

Hospital 1

Hospital 2

Hospital 3

Hospital 4

Hospital 5

CBMG Shanghai

Sample procurement & processing → Selection & Expansion → Cryo-preserved products

Tech Transfer ⇄ Intermediates

109 QC assays for CAR-T

59 QC assays for stem cells

CBMG Wuxi

Library of Plasmid, Virus, Reagents, Stem Cells



Integrated CMC for CAR-T Cell Therapy

Plasmid Production

- GMP grade
- High capacity: 1-10 g/lot
- Low endotoxin: <0.01 EU/mg
- High transfection rate

Viral Vectors Production

- GMP grade
- Strong capacity: Lentin, Retro, AAV, Ad
- Automated purification process
- High titer: >10^7 Tu/ml

CAR-T Cells Production

- Standardization/centralized
- Automation/closed system
- Serum free
- High positive rate, 50%-90%
- High yield: 3~5e9
- High viability: >90%
- Clinic grade frozen products

CBMG

State-of-the-Art R&D and GMP Facilities

Current Total GMP Facility: 47,300 sq ft

- **Plasmid Manufacture**
- **Virus Manufacture (BSL-2)**
- **CART Manufacture I (BSL-2, B)**
- **CART Manufacture II (BSL-2, C)**
- **hMSC Manufacture**
- **QC Testing Centre**
- **Key reagent preparation**

✓ **Conforming to regulatory requirements**
✓ **Strong and independent QA system,**
✓ **1000+ SMP/SOP**
✓ **Skilled staff**

Beijing


SouFun

Shanghai


CBMG

Wuxi



CBMG

Further Capacity Expansion to Meet Demands

Aiming to support simultaneous clinical trials for 5 different products, and multi-centers

FACILITY EXPANSION

- Wuxi GMP facility has just been expanded to 27,000 sq ft
- New Shanghai GMP facility will have approximately 40,000 sq ft in 2017

PROCESS IMPROVEMENT

-90% closed system

-Predominantly automated system



New HQ and R&D/GMP Facility in Zhangjiang

Aiming to build capacity to support product commercialization

- ➢ Treat 10,000 Cancer Patients/year
- ➢ Treat 10,000 KOA Patients/year

CBMG

Seasoned Management & Scientific Advisors

Bizuo (Tony) Liu
CEO, Executive Director
Alibaba Group 阿里巴巴集团 · Microsoft

Richard L. Wang, PhD, MBA
COO
gsk · Bristol-Myers Squibb · AstraZeneca

Yihong Yao, PhD
CSO
AstraZeneca · abbvie · MedImmune

Chase Dai, D.M.Sc.
SVP, Clinical Development
medgene labs · 301 PLAGH

Andy Chan, JD, MBA
SVP, Legal, Corporate Development & Board Secretary
AlliedSignal Aerospace · Jazz Semiconductor

Helen Zhang
SVP, Technology & Manufacturing
Harvard Medical School · MDC

Alan List, MD
Chair of Scientific Advisory Board
President and CEO of Moffitt Cancer Center and Research Institute
Moffitt Cancer Center · The University of Arizona

Guo-Tong Xu, MD, PhD
Scientific Advisor
Professor of Ophthalmology and Regenerative Medicine, Dean of Tongji University School of Medicine; Director of Stem Cell Bank of TUSM
Tongji University

Scott J. Antonia, MD, PhD
Scientific Advisor
Program Leader, Immunology Program at Moffitt Cancer Center; Professor of Oncology at USF College of Medicine
Moffitt Cancer Center · University of South Florida

Guoping Fan, PhD
Scientific Advisor
Professor in Department of Human Genetics, David Geffen School of Medicine at University of Los Angeles (UCLA)
UCLA

CBMG

Milestones

Q4 2016	✓ Approval of CARD-1 Clinical Trial in DLBCL in China ✓ Announced promising interim 3-month safety data from Phase I clinical trial for AlloJoin™ for Knee Osteoarthritis (KOA) in China

Q1 2017	• Expansion of research and GMP manufacturing facilities
	    ✓ Begin Shanghai Zhangjiang facility build out
	    • Wuxi
	✓ Approval of CALL-1 Trial in adult acute lymphoblastic leukemia (ALL) in China

Q2	• Expecting China cell therapy regulations to be codified • Expecting fit-out completion for Shanghai Zhangjiang facility
Q3	• Commencement of Phase I Trial Dendristim™ & anti-PD-1 combo in U.S. • AlloJoin™ Phase I Knee Osteoarthritis in China - Final Data Readout • Commencement of third CAR-T Phase I indication in China
Q4	• C-CAR011 Phase I DLBCL Trial in China - Final Data Readout • C-CAR011 Phase I Adult ALL Phase I Trial in China - Final Data Readout • AlloJoin™ IND Submission for Knee Osteoarthritis to U.S. FDA

CBMG

Peer Group Valuations

✓ **Clinical Trials in China are Required for Approval in China Market**
✓ **China Cancer Population Estimated at 4x U.S. Cancer Population**
✓ **CBMG Leading in China CAR-T Cancer Development**

Company	Market Cap*	CAR-T Cancer Trials: # in US/EU	CAR-T Cancer Trials: # in China
Peer Company #1	$2,302	1	0
Peer Company #2	$2,236	5	0
Peer Company #3	$1,996	8	0
Peer Company #4	$599	1	0
Peer Company #5	$369	2	0
Cellular Biomedicine Group (CBMG)	$187	0	2

* in Millions at market close December 30, 2016 per Nasdaq.com

CBMG's Seasoned Investors

Private Investment in Public Company (PIPE) at premium to market:

- Wuhan Dangdai, a seasoned institutional pharma holdings company (Section 13 filer): ~16%
- Ex Citi Asia Chairman and various Chinese tech entrepreneurs/executives: ~ 30%

Our Market

China CFDA Cell Therapy Regulation

- On December 16, 2016, CFDA issued solicitation on feedback to its draft "Technical Guidelines for Research and Evaluation of Cellular Products"
  - Signaling near term codification / clarification of regulation
    - Substantial barrier-to-entry for newcomers
    - Our seasoned team, first mover advantage, and manufacturing capabilities make us highly distinguishable

China Landscape

- Aging: China has a rapidly aging population: over 20% of the 1.4 billion people is over 55 years old
  - Urbanization & Stressful Lifestyle: China has added more than 500 million people to its cities in the past 35 years
  - Approximately 5M new cancer patients annually
  - 57M Knee Osteoarthritis patients

CBMG

Recap on Investment Highlights

1. NASDAQ Global Market-listed China cell therapy company focused on immuno-oncology and degenerative diseases.
2. China is a very large market with at least 4x the population of U.S. with approximately 5M new cancer patients annually plus 57M Knee Osteoarthritis patients.
3. A leading biomedical innovator developing in-house proprietary CAR-T constructs and proprietary allogeneic stem cell therapies.
4. Cutting-edge R&D and GMP facilities (multiple sites) expanding capacity to produce CAR-T and Stem Cell therapies for up to 10,000 patients each annually.
5. Trading at lower valuation than peers given development progress, growth catalysts and addressable market size.
6. Seasoned management team with scientific, regulatory and financial expertise from AstraZeneca, Bristol-Myers Squibb, GlaxoSmithKline, AbbVie, Medimmune, etc.

CBMG

Cellular Biomedicine Group

Saving Life

Revitalizing Life



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